Exhibit 10.11

EXECUTION VERSION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of December 16, 2014 is by and among KAPSTONE KRAFT PAPER CORPORATION, a Delaware corporation (the “Borrower”), KAPSTONE PAPER AND PACKAGING CORPORATION, a Delaware corporation (the “Parent”), certain subsidiaries of the Parent identified on the signature pages hereto as Guarantors, the Lenders and Voting Participants identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, the Borrower, the Parent, the other Guarantors party thereto, the Lenders party thereto, and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of July 18, 2013 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of April 2, 2014, as further amended by the Second Amendment to Amended and Restated Credit Agreement dated as of August 15, 2014, and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders and Voting Participants agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders and Voting Participants are willing to agree to certain amendments to the Credit Agreement subject to the terms and conditions specified in this Agreement;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.                                      Amendments.  Subject to the other terms and conditions of this Agreement (including the conditions precedent set forth in Section 3 hereof), the Credit Agreement is hereby amended as follows:

(a)                                 The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Chip Mill Outsourcings” means, collectively, the South Carolina Chip Mill Outsourcing and the Roanoke Rapids Chip Mill Outsourcing.

“Roanoke Rapids Chip Mill Outsourcing” means a contractual arrangement between one or more Loan Parties and a third party whereby (a) one or more Loan Parties shall lease, license or otherwise provide occupancy rights for certain parcels of its/their land located in Roanoke Rapids, North Carolina to such third party for the purposes of constructing a chip mill facility, and (b) such third party shall provide chip handling for the Borrower’s pulp mill located in Roanoke Rapids, North Carolina.

“South Carolina Chip Mill Outsourcing” means the closing of one or more existing chip mills located in South Carolina and the consolidation of such chip mill operations pursuant to a contractual arrangement between one or more Loan Parties and a third party, whereby such third party shall provide chip handling for the Borrower’s pulp mill located in South Carolina.

(b)                                 In the definition of “EBITDA” in Section 1.01 of the Credit Agreement, the word “and” immediately before clause (k) is hereby replaced with “,” and the following clause (l) is hereby added immediately following clause (k):

and (l) severance payments to employees who are terminated in connection with the Chip Mill Outsourcings in an aggregate amount not exceeding $3,000,000.

(c)                                  The definition of “Permitted Parent Dividends” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Permitted Parent Dividends” means, collectively:

(a) dividends paid by the Borrower to the Parent so long as, before and after giving effect to such dividends, (i) the Total Leverage Ratio, on a Pro Forma Basis, as of the last day of the most recent Fiscal Quarter for which a Compliance Certificate has been delivered is less than 2.25:1.00, (ii) the Borrower has Availability of at least $75 million under the Revolving Credit Facility, (iii) no Default or Event of Default has occurred and is continuing on the date of payment of any such dividend or would result therefrom and (iv) the Borrower is in compliance on a Pro Forma Basis with the financial covenant set forth in Section 7.14(b) as of the last day of the most recent Fiscal Quarter for which a Compliance Certificate has been delivered; and

(b) to the extent the conditions to the payment of dividends set forth in clause (a) cannot be satisfied as of any date, after giving effect to the maximum amount of dividends that may be payable pursuant to clause (a) on such date, additional dividends paid by the Borrower to Parent in an amount not to exceed $50,000,000 in any Fiscal Year, so long as no Default or Event of Default has occurred and is continuing on (i) if such dividends will be paid to Parent to fund cash dividends payable to Parent’s shareholders, the date Parent declares such dividends payable to Parent’s shareholders, (ii) if such dividends will be paid to Parent to fund the repurchase of any of Parent’s Capital Securities, the date Parent commits to make any such repurchase (regardless of when thereafter such repurchase occurs) or (iii) in all other cases, the date any such dividends are paid by the Borrower to Parent.

(d)                                 The definition of “Pro Forma Transaction” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Pro Forma Transaction” means any transaction consummated as part of the Longview Acquisition, any Permitted Acquisition, any distribution of dividends described in clause (a) of the definition of “Permitted Parent Dividends” by the Parent or any increase in the Commitments pursuant to Section 2.02(f), together with each other transaction relating thereto and consummated in connection therewith, including any incurrence or repayment of Debt.

(e)                                  In the definition of “Total Debt” in Section 1.01 of the Credit Agreement, the phrase “(other than Contingent Liabilities permitted under Section 7.01(n) and arising in connection with the Chip Mill Outsourcings)” shall be inserted after the phrase “except to the extent constituting Contingent Liabilities” in clause (a) thereof.

(f)                                   In Section 7.01 of the Credit Agreement, a new clause (n) is hereby added to read as follows, with the existing clause (n) to replace clause (o), and clause (o) to become a new clause (p):

(n)                                 Debt consisting of Contingent Liabilities (including, without limitation, in respect of minimum volumes and margins) arising under tolling or other similar agreements entered into in connection with the Chip Mill Outsourcings.

(g)                                  In Section 7.02 of the Credit Agreement, a new clause (i) is hereby added to read as follows, with the existing clause (i) to become a new clause (j):

(i)                                     (A) Liens on the portion of any Loan Party’s Roanoke Rapids, North Carolina property which is leased, licensed or otherwise occupied by a third party in connection with the Roanoke Rapids Chip Mill Outsourcing (including, without limitation, any access or other easement rights and any interconnection rights), provided that (i) such Liens do not materially and adversely interfere with the Borrower’s use of the existing pulp mill located at such site, (ii) such Liens attach solely to the portion of property being leased, licensed or otherwise occupied by a the third party (including, without limitation, any access or other easement rights and any interconnection rights), and (iii) such third party and/or its lender(s), as applicable, have entered into arrangements in form and substance reasonably satisfactory to the Administrative Agent, which may include the release of the Lien of the Administrative Agent on the portion of the property being leased, licensed or otherwise occupied by the third party (including, without limitation, any access or other easement rights and any interconnection rights) and/or one or more subordination and non-disturbance agreements among the Administrative Agent, the third party and/or its lender(s) and (B) to the extent constituting a Lien, any lease, license or other occupancy right (including, without limitation, any access or other easement rights and any interconnection rights) permitted pursuant to clause (v) of Section 7.05(b).

(h)                                 In Section 7.05(b) of the Credit Agreement, the word “or” immediately before clause (iv) is hereby replaced with “,” and the following clause (v) is hereby added immediately following clause (iv):

or (v) the lease, license, or granting of other occupancy rights in a portion of any Loan Party’s land located in Roanoke Rapids, North Carolina in connection with the Roanoke Rapids Chip Mill Outsourcing (including, without limitation, any access or other easement rights and any interconnection rights), so long as such lease, license or other occupancy right (including, without limitation, any access or other easement rights and any interconnection rights) does not materially and adversely interfere with the Borrower’s use of the existing pulp mill located at such site.

(i)                                     In Section 7.09 of the Credit Agreement, clause (b) is hereby amended and restated in its entirety, and the introductory language in clause (c) is hereby amended, in each case, to read as follows:

(b) prohibit any Loan Party from granting to the Administrative Agent and the Lenders, a Lien on any of its assets (other than, to the extent reasonably acceptable to the Administrative Agent, pursuant to the Chip Mill Outsourcings) or (c) create or permit to exist or become effective any encumbrance or restriction on the ability of any Subsidiary (other than any Securitization Entity or, to the extent reasonably acceptable to the Administrative Agent, pursuant to the Chip Mill Outsourcings) to

(j)                                    In Section 7.14(a), the phrase “for which financial statements were required to have been delivered to the Administrative Agent pursuant to Section 6.01” shall be inserted immediately following the phrase “Fiscal Quarter of the Parent set forth below”.

(k)                                 In Section 7.14(b), the phrase “for which financial statements were required to have been delivered to the Administrative Agent pursuant to Section 6.01” shall be inserted immediately following the phrase “Fiscal Quarter of the Parent”.

(l)                                     In Section 9.10(a), the word “or” immediately before clause (iv) is hereby replaced with “,” and the following clause (v) is hereby added immediately following clause (iv):

(v) to the extent such property constitutes land that is leased, licensed or otherwise occupied by a third party in connection with the Roanoke Rapids Chip Mills Outsourcing (including, without limitation, any access or other easement rights and any interconnection rights) and in accordance with Section 7.05(b)(v), and the arrangements entered into by such third party and its lender are reasonably satisfactory to the Administrative Agent and require the release of the Lien of the Administrative Agent on such property

(m)                             In Section 9.10(c), the phrase “permitted by Section 7.02(i)” is hereby replaced with the phrase “permitted by Section 7.02(i) or Section 7.02(j)”.

3.                                      Conditions Precedent to Effectiveness.  This Agreement shall become effective as of the date hereof upon the satisfaction of the following conditions:

(a)                                 Execution of Counterparts of Agreement.  Receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Parent, the other Guarantors, the Administrative Agent and the Required Lenders; and

(b)                                 Fees and Expenses.  The payment by the Borrower to the Administrative Agent (or one of its Affiliates) of all reasonable out of pocket costs and expenses of the Administrative Agent for which invoices have been received by the Borrower at least one (1) Business Day prior to the date hereof in connection with the preparation, execution and delivery of this Agreement (including, without limitation, to the extent the Borrower has received an invoice therefor at least one (1) Business Day prior to the date hereof, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent).

4.                                      Representations and Warranties.  Each Loan Party hereby represents and warrants that (a) it is duly authorized to execute and deliver, and perform its obligations under, this Agreement; (b) the execution, delivery and performance by it of this Agreement do not and will not (i) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect), (ii) conflict with (A) any provision of Law, (B) the charter, by-laws or other organizational documents of any Loan Party or (C) any agreement, indenture, instrument or other document material to the business of any Loan Party, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties; (c) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (except to the extent already qualified by materiality pursuant to the terms thereof) on and as of the date hereof as though made on and as of such date, except for those which expressly relate to an earlier date, in which case they are true and correct in all material respects (except to the extent already qualified by materiality pursuant to the terms thereof) as of such date; and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Agreement, or will occur as a result of the transactions contemplated hereby.

5.                                      No Other Changes; Ratification.  Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as modified by this Agreement.  This Agreement shall constitute a “Loan Document” under, and as defined in, the Credit Agreement.  Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.  This Agreement shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Credit Agreement in all other instances, (iii) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (iv) be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

6.                                      Expenses.  The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

7.                                      Acknowledgment of Guarantors.  The Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement and any documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Loan Documents.

8.                                      Affirmation of Liens. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Security Agreement) and agrees that this Agreement shall in no manner adversely affect or impair such liens and security interests.

9.                                      Counterparts; Facsimile/Email.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Agreement by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

10.                               Governing Law.  This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York but otherwise without regard to the conflict of law principles thereof).

11.                               Entirety. This Agreement and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	KAPSTONE KRAFT PAPER CORPORATION,
a Delaware corporation

	By:	/s/ Roger W. Stone
	Name:	Roger W. Stone
	Title:	Chairman and CEO

GUARANTORS:	KAPSTONE PAPER AND PACKAGING CORPORATION, a Delaware corporation

	By:	/s/ Roger W. Stone
	Name:	Roger W. Stone
	Title:	Chairman and CEO

KAPSTONE CHARLESTON KRAFT LLC,
a Delaware limited liability company

	By:	/s/ Roger W. Stone
	Name:	Roger W. Stone
	Title:	Chairman and CEO

KAPSTONE CONTAINER CORPORATION,
a Georgia corporation

	By:	/s/ Roger W. Stone
	Name:	Roger W. Stone
	Title:	Chairman and CEO

LONGVIEW FIBRE PAPER AND PACKAGING, INC.,
a Washington corporation

	By:	/s/ Roger W. Stone
	Name:	Roger W. Stone
	Title:	Chairman and CEO

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE	BANK OF AMERICA, N.A.,
AGENT:	as Administrative Agent

	By:	/s/ Maria A. McClain
	Name:	Maria A. McClain
	Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Brian McDonald
	Name:	Brian McDonald
	Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

1ST FARM CREDIT SERVICES, PCA,
as a Lender

By:	/s/ Corey J Waldinger
Name:	Corey J. Waldinger

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AGCHOICE FARM CREDIT, ACA,
as a Lender

By:	/s/ Joshua L. Larock
Name:	Joshua L. Larock
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AGFIRST FARM CREDIT BANK,
as a Lender

By:	/s/ Matthew H. Jeffords
Name:	Matthew H. Jeffords
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

MIDATLANTIC FARM CREDIT, PLCA,
as a Lender

By:	/s/ James E. May
Name:	James E. May
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FIRST SOUTH FARM CREDIT, ACA
as a Lender

By:	/s/ John W. Hurt
Name:	John W. Hurt
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT OF FLORIDA/FLORIDA FEDERAL LAND BANK ASSOCIATION, FLCA
as a Lender

By:	/s/ Michael W. Zolkos
Name:	Michael W. Zolkos
Title:	Capital Markets Officer

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AGSTAR FINANCIAL SERVICES, PCA,
as a Lender

By:	/s/ Graham J. Dee
Name:	Graham J. Dee
Title:	AVP Capital Markets

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AMERICAN AGCREDIT, PCA,
as a Lender

By:	/s/ Michael J. Balok
Name:	Michael J. Balok
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT WEST, FLCA,
as a Voting Participant

By:	/s/ Ben Madonna
Name:	Ben Madonna
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AMERICAN SAVINGS BANK, F.S.B,
as a Lender

By:	/s/ Rian DuBach
Name:	Rian DuBach
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

BANKPLUS,
as a Lender

By:	/s/ Jay Bourne
Name:	Jay Bourne
Title:	FVP

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PNC,
as a Lender

By:	/s/ Christopher R. Lee
Name:	Christopher R. Lee
Title:	Assistant Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK,
as a Lender

By:	/s/ Charles Randolph
Name:	Charles Randolph
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Lauren Lavorato
Name:	Lauren Lavorato
Title:	Director

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CITIZENS BANK, N.A. AS SUCCESOR TO RBS CITIENS, N.A.,
as a Lender

By:	/s/ M. James Barry
Name:	M. James Barry
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

COBANK, ABC,
as a Lender

By:	/s/ Kyle Weaver
Name:	Kyle Weaver
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

NORTHWEST FARM CREDIT SERVICES, FLCA,
as a Voting Participant

By:	/s/ Jeremy A. Roewe
Name:	Jeremy A. Roewe
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT EAST, ACA,
as a Voting Participant

By:	/s/ James M. Papai
Name:	James M. Papai
Title:	Sr. Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AMERICAN AGCREDIT, FLCA,
as a Voting Participant

By:	/s/ Michael J. Balok
Name:	Michael J. Balok
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT SERVICES SOUTHWEST, PCA,
as a Voting Participant

By:	/s/ David Penny
Name:	David Penny
Title:	Vice President & Branch Manager

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH,
as a Lender

By:	/s/ Peter Ducan
Name:	Peter Ducan
Title:	Managing Director

By:	/s/ Bradley Pierce
Name:	Bradley Pierce
Title:	Executive Director

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT BANK OF TEXAS
as a Lender

By:	/s/ Chris M. Levine
Name:	Chris M. Levine
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

LONE STAR, FLCA
as a Voting Participant

By:	/s/ J. Keith Finstad
Name:	J. Keith Finstad
Title:	Chief Credit Officer

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By:	/s/ Bruce Dean
Name:	Bruce Dean
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FAM CREDIT MID-AMERICA, FLCA,
as a Voting Participant

By:	/s/ Roy L. Bennett
Name:	Roy L. Bennett
Title:	Senior Credit Officer

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

UNITED FCS, FLCA D/B/A FCS COMMERCIAL FINANCE GROUP,
as a Voting Participant

By:	/s/ Lisa Caswell
Name:	Lisa Caswell
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

ARGRIBANK, FCB,
as a Voting Participant

By:	/s/ Eugene Flemming
Name:	Eugene Flemming
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

GREENSTONE FARM CREDIT SERVICES ACA / FLCA,
as a Voting Participant

By:	/s/ Jeff Pavlik
Name:	Jeff Pavlik
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

BADGERLAND FINANCIAL, FLCA,
as a Voting Participant

By:	/s/ Matthew H. Larse
Name:	Matthew H. Larse
Title:	Vice President, Capital Markets

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL FARM CREDIT, FLCA,
as a Voting Participant

By:	/s/ Jon Hutchinson
Name:	Jon Hutchinson
Title:	VP / Senior Credit Officer

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH THIRD BANK,
as a Lender

By:	/s/ Stephen C W
Name:	Stephen C W
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FIRST NATIONAL BANK OF OMAHA,
as a Lender

By:	/s/ Andrew Wong
Name:	Andrew Wong
Title:	Director

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Sharon Shipley
Name:	Sharon Shipley
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Lori Cummins-Meyer
Name:	Lori Cummins-Meyer
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David A. Wild
Name:	David A. Wild
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

MANUFACTURERS BANK,
as a Lender

By:	/s/ Charles Jou
Name:	Charles Jou
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Mark W. Kroeger II
Name:	Mark W. Kroeger II
Title:	Second Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick Flaherty
Name:	Patrick Flaherty
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

TD BANK, N.A.
as a Lender

By:	/s/ Steve Levi
Name:	Steve Levi
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THE PRIVATE BANK & TRUST COMPANY,
as a Lender

By:	/s/ James Marsh
Name:	James Marsh
Title:	Associate Managing Director

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Corey J. Davis
Name:	Corey J. Davis
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NA,
as a Lender

By:	/s/ John Brady
Name:	John Brady
Title:	Managing Director

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT